UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2004

ABBOTT LABORATORIES

(Exact name of registrant as specified in its charter)

Illinois	1-2189	36-0698440
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Abbott Park Road

Abbott Park, Illinois 60064-6400

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (847) 937-6100

Item 12       Results of Operations and Financial Condition

As a result of the Hospira spin-off, which was completed on April 30, 2004, the historical results of Hospira through the date of the separation will now be reflected in Abbott’s financial statements as Discontinued Operations.  As a reminder, Hospira was formed as a result of the spin-off of much of Abbott’s core global hospital products business as a tax-free distribution to shareholders.  Also, as discussed in an 8-K filed on April 6, 2004, Abbott has adjusted its business segment reporting to reflect certain segment reclassifications effective January 1, 2004.  With the completion of the spin-off, the remaining reclassifications and transfers to Hospira are now complete and detailed below.

The following schedules provide the historical Consolidated Statement of Earnings as previously reported less amounts transferred to discontinued operations.

In the schedules below, “Amounts Transferred to Discontinued Operations” and the lines for Discontinued Operations are the results of the Hospira business and, in quarters where direct transaction costs were incurred, include those costs.  As an independent company, Hospira’s results will not include a deduction for direct transaction costs incurred by Abbott.  Abbott’s Continuing Operations no longer include the financial results of Hospira and related direct transaction costs.

Abbott uses non-GAAP financial measures, including: Earnings from Continuing Operations Excluding One-time Charges and Diluted Earnings Per Common Share from Continuing Operations Excluding One-time Charges.  These non-GAAP financial measures adjust for factors that are unusual or unpredictable.  Abbott’s management believes the presentation of these non-GAAP financial measures provides useful information to investors regarding Abbott’s results of operations as these non-GAAP financial measures allow investors to better evaluate ongoing business performance.  Abbott’s management also uses these non-GAAP financial measures internally to monitor performance of the businesses.  Abbott, however, cautions investors to consider these non-GAAP financial measures in addition to, and not as a substitute for, financial measures prepared in accordance with GAAP.

Abbott Laboratories and Subsidiaries

Consolidated Statement of Earnings

Adjusted for Hospira Discontinued Operations

First Quarter Ended March 31, 2003

(unaudited)

	As Reported	Amounts Transferred to Discontinued Operations	As Adjusted

Net Sales	$4,580,463,000	$571,522,000	$4,008,941,000
Cost of products sold	2,197,741,000	397,824,000	1,799,917,000
Research & development	406,027,000	19,365,000	386,662,000
Selling, general & administrative	996,205,000	56,762,000	939,443,000
Total Operating Cost and Expenses	3,599,973,000	473,951,000	3,126,022,000

Operating earnings	980,490,000	97,571,000	882,919,000

Net interest (income) expense	37,290,000	(34,000)	37,324,000
Net foreign exchange (gain) loss	35,196,000	(46,000)	35,242,000
(Income) from TAP Pharmaceutical Products Inc. joint venture	(132,088,000)	—	(132,088,000)
Other (income) expense, net	(13,831,000)	2,445,000	(16,276,000)
Earnings From Continuing Operations Before Taxes	1,053,923,000	95,206,000	958,717,000
Taxes On Earnings From Continuing Operations	252,942,000	28,086,000	224,856,000

Earnings From Continuing Operations	800,981,000	67,120,000	733,861,000
Earnings From Discontinued Operations, net of taxes	—	67,120,000	67,120,000

Net Earnings	$800,981,000	$—	$800,981,000

Diluted Earnings Per Common Share From Continuing Operations	$0.51	$0.04	$0.47

Diluted Earnings Per Common Share From Discontinued Operations	—	0.04	0.04

Diluted Earnings Per Common Share	$0.51	$—	$0.51

Average Number of Common Shares Outstanding Plus Dilutive Common Stock Options	1,568,097,000		1,568,097,000

Abbott Laboratories and Subsidiaries

Consolidated Statement of Earnings

Adjusted for Hospira Discontinued Operations

Second Quarter Ended June 30, 2003

(unaudited)

	As Reported	Amounts Transferred to Discontinued Operations	As Adjusted

Net Sales	$4,723,635,000	$597,376,000	$4,126,259,000
Cost of products sold	2,270,855,000	422,474,000	1,848,381,000
Research & development	402,753,000	23,933,000	378,820,000
Acquired in-process research and development	39,000,000	—	39,000,000
Selling, general & administrative	1,685,886,000	54,247,000	1,631,639,000
Total Operating Cost and Expenses	4,398,494,000	500,654,000	3,897,840,000

Operating earnings	325,141,000	96,722,000	228,419,000

Net interest (income) expense	38,384,000	(34,000)	38,418,000
Net foreign exchange (gain) loss	9,064,000	(620,000)	9,684,000
(Income) from TAP Pharmaceutical Products Inc. joint venture	(132,542,000)	—	(132,542,000)
Other (income) expense, net	(6,998,000)	1,632,000	(8,630,000)
Earnings From Continuing Operations Before Taxes	417,233,000	95,744,000	321,489,000
Taxes On Earnings From Continuing Operations	170,590,000	28,244,000	142,346,000

Earnings From Continuing Operations	246,643,000	67,500,000	179,143,000
Earnings From Discontinued Operations, net of taxes	—	67,500,000	67,500,000

Net Earnings	$246,643,000	$—	$246,643,000

Earnings From Continuing Operations Excluding One-Time Charges, described below			$752,304,000	(a)

Diluted Earnings Per Common Share From Continuing Operations	$0.16	$0.05	$0.11

Diluted Earnings Per Common Share From Discontinued Operations	—	0.05	0.05

Diluted Earnings Per Common Share	$0.16	$—	$0.16

Diluted Earnings Per Common Share From Continuing Operations Excluding One-Time Charges, described below			$0.47	(a)

Average Number of Common Shares Outstanding Plus Dilutive Common Stock Options	1,572,310,000		1,572,310,000

(a) Excludes after-tax charges of $37 million or $0.02 per share for in-process R&D related to the acquisitions of JOMED’s coronary/peripheral interventional business and Spinal Concepts, and $536 million or $0.34 per share for the settlement of the Ross enteral nutrition investigation.  The pretax impact of the one-time charges by Consolidated Statement of Earnings line item is as follows: $8 million for Cost of products sold, $39 million for Acquired in-process research and development and $614 million for Selling, general and administrative.

Abbott Laboratories and Subsidiaries

Consolidated Statement of Earnings

Adjusted for Hospira Discontinued Operations

Third Quarter Ended September 30, 2003

(unaudited)

	As Reported	Amounts Transferred to Discontinued Operations	As Adjusted

Net Sales	$4,845,881,000	$598,026,000	$4,247,855,000
Cost of products sold	2,346,807,000	418,011,000	1,928,796,000
Research & development	438,999,000	29,729,000	409,270,000
Acquired in-process research and development	61,240,000	—	61,240,000
Selling, general & administrative	1,087,796,000	60,022,000	1,027,774,000
Total Operating Cost and Expenses	3,934,842,000	507,762,000	3,427,080,000

Operating earnings	911,039,000	90,264,000	820,775,000

Net interest (income) expense	36,224,000	(42,000)	36,266,000
Net foreign exchange (gain) loss	5,573,000	(63,000)	5,636,000
(Income) from TAP Pharmaceutical Products Inc. joint venture	(142,821,000)	—	(142,821,000)
Other (income) expense, net	(8,578,000)	(1,338,000)	(7,240,000)
Earnings From Continuing Operations Before Taxes	1,020,641,000	91,707,000	928,934,000
Taxes On Earnings From Continuing Operations	259,424,000	27,965,000	231,459,000

Earnings From Continuing Operations	761,217,000	63,742,000	697,475,000
Earnings From Discontinued Operations, net of taxes	—	63,742,000	63,742,000

Net Earnings	$761,217,000	$—	$761,217,000

Earnings From Continuing Operations Excluding One-Time Charges, described below			$768,429,000	(a)

Diluted Earnings Per Common Share From Continuing Operations	$0.48	$0.04	$0.44

Diluted Earnings Per Common Share From Discontinued Operations	—	0.04	0.04

Diluted Earnings Per Common Share	$0.48	$—	$0.48

Diluted Earnings Per Common Share From Continuing Operations Excluding One-Time Charges, described below			$0.49	(a)

Average Number of Common Shares Outstanding Plus Dilutive Common Stock Options	1,572,105,000		1,572,105,000

(a) Excludes after-tax charges of $61 million or $0.04 per share for in-process R&D related to the acquisition of Integrated Vascular Systems Inc. and $10 million or $0.01 per share for after-tax integration charges related to 2003 acquisitions ($4 million) and transition/separation charges from the Hospira spin-off ($6 million).  The pretax impact of one-time charges by Consolidated Statement of Earnings line item is as follows: $8 million for Cost of products sold, $61 million for Acquired in-process research and development and $6 million for Selling, general and administrative.

Abbott Laboratories and Subsidiaries

Consolidated Statement of Earnings

Adjusted for Hospira Discontinued Operations

Fourth Quarter Ended December 31, 2003

(unaudited)

	As Reported	Amounts Transferred to Discontinued Operations	As Adjusted

Net Sales	$5,530,582,000	$633,304,000	$4,897,278,000
Cost of products sold	2,658,013,000	460,868,000	2,197,145,000
Research & development	485,693,000	36,693,000	449,000,000
Selling, general & administrative	1,281,014,000	71,780,000	1,209,234,000
Total Operating Cost and Expenses	4,424,720,000	569,341,000	3,855,379,000

Operating earnings	1,105,862,000	63,963,000	1,041,899,000

Net interest (income) expense	34,225,000	(132,000)	34,357,000
Net foreign exchange (gain) loss	5,465,000	(1,021,000)	6,486,000
(Income) from TAP Pharmaceutical Products Inc. joint venture	(173,499,000)	—	(173,499,000)
Other (income) expense, net	(2,949,000)	507,000	(3,456,000)
Earnings From Continuing Operations Before Taxes	1,242,620,000	64,609,000	1,178,011,000
Taxes On Earnings From Continuing Operations	298,228,000	14,463,000	283,765,000

Earnings From Continuing Operations	944,392,000	50,146,000	894,246,000
Earnings From Discontinued Operations, net of taxes	—	50,146,000	50,146,000

Net Earnings	$944,392,000	$—	$944,392,000

Earnings From Continuing Operations Excluding One-Time Charges, described below			$964,093,000	(a)

Diluted Earnings Per Common Share From Continuing Operations	$0.60	$0.03	$0.57

Diluted Earnings Per Common Share From Discontinued Operations	—	0.03	0.03

Diluted Earnings Per Common Share	$0.60	$—	$0.60

Diluted Earnings Per Common Share From Continuing Operations Excluding One-Time Charges, described below			$0.62	(a)

Average Number of Common Shares Outstanding Plus Dilutive Common Stock Options	1,574,575,000		1,574,575,000

(a) Excludes after-tax charges of $70 million or $0.05 per share related to asset impairments and related costs ($67 million) and transition/separation charges from the spin-off of Hospira and integration charges for 2003 acquisitions ($3 million).  The pre-tax impact of one-time charges by Consolidated Statement of Earnings line item is as follows: $88 million for Cost of products sold and $7 million for Selling general and administrative.

Abbott Laboratories and Subsidiaries

Consolidated Statement of Earnings

Adjusted for Hospira Discontinued Operations

Full Year 2003

(unaudited)

	As Reported	Amounts Transferred to Discontinued Operations	As Adjusted

Net Sales	$19,680,561,000	$2,400,228,000	$17,280,333,000
Cost of products sold	9,473,416,000	1,699,177,000	7,774,239,000
Research & development	1,733,472,000	109,720,000	1,623,752,000
Acquired in-process research and development	100,240,000	—	100,240,000
Selling, general & administrative	5,050,901,000	242,811,000	4,808,090,000
Total Operating Cost and Expenses	16,358,029,000	2,051,708,000	14,306,321,000

Operating earnings	3,322,532,000	348,520,000	2,974,012,000

Net interest (income) expense	146,123,000	(242,000)	146,365,000
Net foreign exchange (gain) loss	55,298,000	(1,750,000)	57,048,000
(Income) from TAP Pharmaceutical Products Inc. joint venture	(580,950,000)	—	(580,950,000)
Other (income) expense, net	(32,356,000)	3,246,000	(35,602,000)
Earnings From Continuing Operations Before Taxes	3,734,417,000	347,266,000	3,387,151,000
Taxes On Earnings From Continuing Operations	981,184,000	98,758,000	882,426,000

Earnings From Continuing Operations	2,753,233,000	248,508,000	2,504,725,000
Earnings From Discontinued Operations, net of taxes	—	248,508,000	248,508,000

Net Earnings	$2,753,233,000	$—	$2,753,233,000

Earnings From Continuing Operations Excluding One-Time Charges, described below			$3,218,687,000	(a)

Diluted Earnings Per Common Share From Continuing Operations	$1.75	$0.16	$1.59

Diluted Earnings Per Common Share From Discontinued Operations	—	$0.16	$0.16

Diluted Earnings Per Common Share	$1.75	$—	$1.75

Diluted Earnings Per Common Share From Continuing Operations Excluding One-Time Charges, described below			$2.05	(a)

Average Number of Common Shares Outstanding Plus Dilutive Common Stock Options	1,571,869,000		1,571,869,000

(a) Excludes after-tax charges of $98 million or $0.06 per share for in-process R&D related to acquisitions; $536 million or $0.34 per share for the Ross settlement; $13 million or $0.02 per share for integration charges related to 2003 acquisitions ($7 million) and transition/separation charges from the Hospira spin-off ($6 million); and $67 million or $0.04 per share related to an impairment of assets and related costs.  The pretax impact of one-time charges by Consolidated Statement of Earnings line item is as follows: $104 million for Cost of products sold, $100 million for Acquired in-process research and development and $627 million for Selling, general and administrative.

Abbott Laboratories and Subsidiaries

Consolidated Statement of Earnings

Adjusted for Hospira Discontinued Operations

First Quarter Ended March 31, 2004

(unaudited)

	As Reported	Amounts Transferred to Discontinued Operations	As Adjusted

Net Sales	$5,216,053,000	$575,198,000	$4,640,855,000
Cost of products sold	2,480,281,000	406,859,000	2,073,422,000
Research & development	429,024,000	24,446,000	404,578,000
Acquired in-process research and development	59,900,000	—	59,900,000
Selling, general & administrative	1,214,682,000	61,867,000	1,152,815,000
Total Operating Cost and Expenses	4,183,887,000	493,172,000	3,690,715,000

Operating earnings	1,032,166,000	82,026,000	950,140,000

Net interest (income) expense	35,345,000	(96,000)	35,441,000
Net foreign exchange (gain) loss	4,456,000	(21,000)	4,477,000
(Income) from TAP Pharmaceutical Products Inc. joint venture	(101,673,000)	—	(101,673,000)
Other (income) expense, net	(15,346,000)	985,000	(16,331,000)
Earnings From Continuing Operations Before Taxes	1,109,384,000	81,158,000	1,028,226,000
Taxes On Earnings From Continuing Operations	286,475,000	20,524,000	265,951,000

Earnings From Continuing Operations	822,909,000	60,634,000	762,275,000
Earnings From Discontinued Operations, net of taxes	—	60,634,000	60,634,000

Net Earnings	$822,909,000	$—	$822,909,000

Earnings From Continuing Operations Excluding One-Time Charges, described below			$831,941,000	(a)

Diluted Earnings Per Common Share From Continuing Operations	$0.52	$0.04	$0.48

Diluted Earnings Per Common Share From Discontinued Operations	—	0.04	0.04

Diluted Earnings Per Common Share	$0.52	$—	$0.52

Diluted Earnings Per Common Share From Continuing Operations Excluding One-Time Charges, described below			$0.53	(a)

Average Number of Common Shares Outstanding Plus Dilutive Common Stock Options	1,572,119,000		1,572,119,000

(a) Excludes after-tax charges of $60 million or $0.04 per share for Acquired in-process R&D related to the acquisition of i-STAT and $10 million or $0.01 per share relating to acquisition-related charges and transition/separation charges from the Hospira spin-off.  The pretax impact of one-time charges by Consolidated Statement of Earnings line item is as follows: $3 million for Cost of products sold, $60 million for Acquired in-process research and development, $8 million for Selling, general and administrative and $2 million for Other (income) expense, net.

The following schedule details Abbott’s sales as reported before the spin-off, explains the products that have been reclassified, identifies the amounts transferred to Hospira and provides the resulting sales incorporating these reclassifications and transfers (dollars in millions):

1Q03

	As Reported in 1Q03	Reclassifications		Transferred to Discontinued Operations		As Adjusted
U.S. Pharmaceutical Sales	$1,074	$181	(a)	$—		$1,255
U.S. Hospital Products Sales	717	(227)		(490	)(b)	—
Ross Products (U.S.) Sales	601	—		—		601
Worldwide Diagnostic Sales	723	—		—		723
International Division Sales
International Pharmaceuticals	800	112	(c)	—		912
International Hospital Products	193	(112)		(81	)(b)	—
International Nutritionals	346	—		—		346
Other Sales	126	46	(d)	—		172
1Q03 Total Sales	$4,580	$—		$(571)		$4,009

2Q03

	As Reported in 2Q03	Reclassifications		Transferred to Discontinued Operations		As Adjusted
U.S. Pharmaceutical Sales	$1,264	$200	(a)	$—		$1,464
U.S. Hospital Products Sales	748	(240)		(508	)(b)	—
Ross Products (U.S.) Sales	478	—		—		478
Worldwide Diagnostic Sales	756	—		—		756
International Division Sales
International Pharmaceuticals	841	136	(c)	—		977
International Hospital Products	226	(136)		(90	)(b)	—
International Nutritionals	333	—		—		333
Other Sales	78	40	(d)	—		118
2Q03 Total Sales	$4,724	$—		$(598)		$4,126

3Q03

	As Reported in 3Q03	Reclassifications		Transferred to Discontinued Operations		As Adjusted
U.S. Pharmaceutical Sales	$1,287	$215	(a)	$—		$1,502
U.S. Hospital Products Sales	791	(277)		(514	)(b)	—
Ross Products (U.S.) Sales	519	—		—		519
Worldwide Diagnostic Sales	756	—		—		756
International Division Sales
International Pharmaceuticals	814	134	(c)	—		948
International Hospital Products	220	(134)		(86	)(b)	—
International Nutritionals	325	—		—		325
Other Sales	134	62	(d)	2	(b)	198
3Q03 Total Sales	$4,846	$—		$(598)		$4,248

4Q03

	As Reported in 4Q03	Reclassifications		Transferred to Discontinued Operations		As Adjusted
U.S. Pharmaceutical Sales	$1,595	$235	(a)	$—		$1,830
U.S. Hospital Products Sales	822	(296)		(526	)(b)	—
Ross Products (U.S.) Sales	538	—		—		538
Worldwide Diagnostic Sales	805	—		—		805
International Division Sales
International Pharmaceuticals	939	134	(c)	—		1,073
International Hospital Products	241	(134)		(107	)(b)	—
International Nutritionals	407	—		—		407
Other Sales	183	61	(d)	—		244
4Q03 Total Sales	$5,530	$—		$(633)		$4,897

FY03

	As Reported in FY03	Reclassifications		Transferred to Discontinued Operations		As Adjusted
U.S. Pharmaceutical Sales	$5,220	$831	(a)	$—		$6,051
U.S. Hospital Products Sales	3,078	(1,040)		(2,038	)(b)	—
Ross Products (U.S.) Sales	2,136	—		—		2,136
Worldwide Diagnostic Sales	3,040	—		—		3,040
International Division Sales
International Pharmaceuticals	3,394	516	(c)	—		3,910
International Hospital Products	880	(516)		(364	)(b)	—
International Nutritionals	1,411	—		—		1,411
Other Sales	521	209	(d)	2	(b)	732
FY03 Total Sales	$19,680	$—		$(2,400)		$17,280

1Q04

	As Reported in 1Q04	Reclassifications		Transferred to Discontinued Operations		As Adjusted
U.S. Pharmaceutical Sales	$1,561	$—		$—		$1,561
U.S. Hospital Products Sales	487	—		(487	)(b)	—
Ross Products (U.S.) Sales	666	—		—		666
Worldwide Diagnostic Sales	759	—		—		759
International Division Sales
International Pharmaceuticals	966	131	(c)	—		1,097
International Hospital Products	219	(131)		(88	)(b)	—
International Nutritionals	407	—		—		407
Other Sales	151	—		—		151
1Q04 Total Sales	$5,216	$—		$(575)		$4,641

(a)          U.S. Pharmaceutical Sales. These amounts represent proprietary hospital pharmaceuticals, such as the anesthesia agent, Ultane® (sevoflurane); neuromuscular blockers and pain management products; as well as the vitamin D therapy, Zemplar® (paricalcitol injection), that were previously part of U.S. Hospital Products sales.

(b)         Hospital Products Sales. Most of the U.S. Hospital Products sales were spun off as the major operating component of Hospira, with the remainder moving to U.S. Pharmaceutical sales and Other sales as described in footnotes A and D. A similar transfer of Hospital Products sales occurred within the International Division, described in footnote C below.

(c)          International Division Sales. The pharmaceuticals component of this division now includes the reclassification of hospital pharmaceuticals that were previously part of the hospital component of the International Division. This primarily represents the sales of anesthesia products, including Sevorane® (sevoflurane).

(d)         Other Sales. Abbott Vascular Devices and Spinal Concepts are now included in Other sales for segment reporting purposes. Both of these businesses were previously part of U.S. Hospital Products sales.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBOTT LABORATORIES

/s/ Thomas C. Freyman
By:	Thomas C. Freyman
Executive Vice President, Finance
and Chief Financial Officer

Date:  June 30, 2004